                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549
                                                         --------------------
                                                               FORM 8-K

                                                            CURRENT REPORT
                                                              Pursuant to

                                                        Section 13 or 15(d) of

                                                  THE SECURITIES EXCHANGE ACT OF 1934

                                    Date of Report (Date of Earliest Event Reported): July 10, 2003
                                                                                      -------------
                                                         --------------------
                                                         U.S. Can Corporation
                                        (Exact name of registrant as specified in its charter)

              Delaware                                 1-13678                              06-1094196

    (State or other jurisdiction              (Commission File Number)                   (I.R.S. Employer
          of incorporation)                                                           Identification Number)

                                                       700 East Butterfield Rd.
                                                               Suite 250
                                                           Lombard, IL 60148

                                     (Address, of principal executive offices, including zip code)

                                                            (630) 678-8000

                                          (Registrant's Telephone number including area code)

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits:
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99.1.    Press Release of the Company dated July 10, 2003.

Item 9.           Regulation FD Disclosure.
                  -------------------------

                  On July 10, 2003, U.S. Can  Corporation  announced that its wholly owned  subsidiary,  United States Can Company (the
"Company"),  intends to offer $125 million of new second  priority  senior  secured  notes.  The  proceeds of the offering  will fund a partial  paydown of outstanding  borrowings  under the Company's  senior secured credit  facility and increase  availability  under the revolving  credit  portion of the facility for working  capital and general  corporate  purposes.  The second  priority  senior secured notes to be offered will be secured,  on a second priority basis, by all of the collateral that currently  secures the Company's senior secured  credit  facility.  The  offering  of the second  priority  senior  secured  notes is  subject  to market  and other  customary conditions.

                  The second priority senior secured notes will be offered in the United States only to qualified  institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the  "Securities  Act"),  and outside the United States pursuant to
Regulation S under the Securities  Act. The second  priority  senior secured notes would not be registered  under the Securities Act or any state  securities  laws and  therefore  may not be  offered or sold in the  United  States  absent  registration  or an  applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

                       U.S. Can  Corporation  also  announced  today that the Company has obtained  consent from the lenders  under its senior secured credit facility,  subject to definitive  documentation,  to amend such facility,  which, among other things, will permit the offering of the second  priority  senior secured notes and will adjust certain  financial  covenants.  These  amendments  also will permit,  from time to time and subject to certain  conditions,  the Company to make borrowings  under its revolving credit facility for repurchases of a portion of its outstanding 12 3/8% senior  subordinated  notes in open market or privately  negotiated  purchases.  In addition,  these amendments will provide for alternative  terms,  including with respect to financial  covenants and interest rates, in the event that the Company does not complete the offering of the second priority senior secured notes or a similar transaction.

                  In addition,  U.S.  Can  Corporation  announced  today that its German  subsidiary,  May  Verpackungen,  has obtained extensions of the maturity dates of its credit  facilities to August 30, 2003, to enable it to complete the  refinancing of its current bank borrowings.

                  A copy of the press release issued by U.S. Can  Corporation is attached to this Current Report on Form 8-K as Exhibit
99.1.

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     U.S. CAN CORPORATION

                                                     By_/s/ Sandra K. Vollman
                                                       ----------------------
                                                     Name:  Sandra K. Vollman
                                                     Title:   Senior Vice President and Chief
                                                              Financial Officer

Date: July 10, 2003.

                                                         -4-
                                                             EXHIBIT INDEX
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         The following designated exhibit is filed herewith:

99.1              Press Release of the Company dated July 10, 2003.